UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04316

Midas Series Trust
(Exact name of registrant as specified in charter)

17 Old Drewsville Road, NH          03608
(Address of principal executive offices)     (Zip code)

InCorp Services, Inc.
360 Route 101, STE 13C
Bedford, NH 03110-5046
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/25 - 12/31/25

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Reports to Stockholders.

Item 1(a):

Midas Discovery	December 31, 2025

Midas Discovery (Ticker: MIDSX)

Annual Shareholder Report
This annual shareholder report contains important information about Midas Discovery (the “Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.MidasFunds.com/documents. You can also request this information by contacting us at 800-400-6432.
This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment

Midas Discovery	$687	3.47%

How did the Fund perform during the period? What affected the Fund’s performance?
PRECIOUS METALS AND FINANCIAL MARKETS:
During the year ended December 31, 2025, the gold price averaged about $3,439 per ounce (all metal prices are based on the London PM Fix) as compared to $2,388 and $1,943 in 2024 and 2023, respectively. With a low of $2,633 and a high of $4,481, the gold price ended up about 63% over the course of 2025. Similarly, the price of silver rose 154% over 2025. These market conditions have positively impacted the Fund because the Fund was invested in companies whose revenue is derived from the mining and sale of gold, silver, and certain base metals.
INVESTMENT STRATEGY AND RETURNS:
The Fund seeks primarily capital appreciation and protection against inflation and, secondarily, current income. During the year ended December 31, 2025, the Fund’s total return was 195.76% and the S&P 500 Index total return was 17.88%. The Fund’s net investment loss, net realized gain on investments, and net increase in unrealized appreciation on investments were, respectively, $492,074, $2,854,311, and $22,149,302, which contributed materially to the Fund’s total return. The Fund’s top performance contributors were Lundin Gold, a Canadian gold miner with operations in Ecuador, and DPM Metals, Inc., a Canadian-based precious metals producer with operations in Europe. The Fund’s top performance detractors during the same period were Victoria Gold Corp., a Canadian gold miner, and B2Gold Corp., a Canadian gold miner with operations in Africa and the Philippines. During this period, unrealized depreciation was recorded from holdings of, among others, B2Gold Corp., and unrealized appreciation from, among others, Agnico Eagle Mines, Ltd., a Canadian precious metals producer.

Annual Shareholder Report	1	Midas Discovery (Ticker: MIDSX)

Midas Discovery	December 31, 2025

Fund Performance
The performance graph shows returns of an initial investment of $10,000 in the Fund as of December 31, 2025. The data presented represents past performance and cannot be used to predict future results.

Average Annual Total Returns (for the periods ended December 31, 2025):

	1 Year	5 Years	10 Years

MIDAS DISCOVERY	195.76%	17.47%	17.26%

S&P 500 Index Benchmark (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
The Fund’s past performance is not a good predictor of the Fund’s future performance.
Visit www.MidasFunds.com for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics (as of December 31, 2025)

Fund’s net assets	$44,059,740

Total number of portfolio holdings	26

Portfolio turnover rate	28%

Total advisory fees paid	$251,429

Annual Shareholder Report	2	Midas Discovery (Ticker: MIDSX)

Midas Discovery	December 31, 2025

Graphical Representation of Holdings (as of December 31, 2025)
The tables below show the investment make up of the Fund, representing percentage of total net assets of the Fund.

Top Ten Security Holdings	Percent of Total Net Assets	Sector Allocation	Geographical Allocation

Agnico Eagle Mines Limited	12%
Lundin Gold Inc.	9%
DPM Metals Inc.	7%
Evolution Mining Ltd.	6%
IAMGold Corp.	6%
Endeavour Mining plc	4%
Kinross Gold Corp.	4%
OceanaGold Corp.	4%
Royal Gold, Inc.	4%
Torex Gold Resources Inc.	4%
Total	60%

The tables are shown with approximate percentages of net assets, are subject to change, and may not add up to 100% due to leverage, cash or other assets, rounding, and other factors. Allocations of less than 1% in the aggregate are not shown. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

Material Fund Changes
This is a summary of certain changes to the Fund since January 1, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by April 30, 2026 at www.MidasFunds.com or upon request at 800‑400‑6432.
Effective April 30, 2025, the Fund’s name changed from Midas Fund to Midas Discovery.

Availability of Additional Information
You can find additional information on the Fund’s website at www.MidasFunds.com, including its:

●	prospectus

●	financial information

●	portfolio holdings

●	proxy voting information
You can also request this information by contacting us at 800-400-6432.

Annual Shareholder Report	3	Midas Discovery (Ticker: MIDSX)

Midas Discovery	December 31, 2025

Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at 800-400-6432.

Annual Shareholder Report	4	Midas Discovery (Ticker: MIDSX)

Midas Special Opportunities	December 31, 2025

Midas Special Opportunities (Ticker: MISEX)

Annual Shareholder Report
This annual shareholder report contains important information about Midas Special Opportunities (the “Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.MidasFunds.com/documents. You can also request this information by contacting us at 800‑400‑6432.
This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment

Midas Special Opportunities	$395	3.44%

How did the Fund perform during the period? What affected the Fund’s performance?
Over the course of 2025, U.S. equity markets reacted favorably to the Federal Reserve’s accommodative monetary policy, positive GDP growth in the second and third quarters of 2025, and moderate inflation as measured by the Consumer Price Index. Additionally, U.S. corporate earnings remained resilient, as U.S corporate profits after tax were 4.3% higher in the third quarter of 2025 compared to the third quarter 2024. In addition, the Fund benefited from, among other things, investor enthusiasm over the potential of artificial intelligence, which favorably impacted two of the Fund’s holdings, Alphabet Inc. and Lam Research Corporation.
INVESTMENT STRATEGY AND RETURNS:
The Fund seeks capital appreciation. Over fiscal year 2025, the Fund’s total return was 29.82% and the S&P 500 Index total return was 17.88%. The Fund’s net investment loss, net realized gain on investments, and net increase in unrealized appreciation on investments were, respectively, $577,506, $898,502, and $5,606,140, which contributed materially to the Fund’s total return. The Fund’s top performance contributors were Alphabet, Inc., a multinational technology company, and Lam Research Corporation, an American supplier of equipment to the semiconductor industry. The Fund’s top performance detractors were UnitedHealth Group, Inc., a health care company that provides health insurance and services, and Williams-Sonoma, Inc., a consumer retail company that sells kitchenware and home furnishings.

Annual Shareholder Report	1	Midas Special Opportunities (Ticker: MISEX)

Midas Special Opportunities	December 31, 2025

Fund Performance
The performance graph shows returns of an initial investment of $10,000 in the Fund as of December 31, 2025. The data presented represents past performance and cannot be used to predict future results.

Average Annual Total Returns (for the periods ended December 31, 2025):

	1 Year	5 Years	10 Years

MIDAS SPECIAL OPPORTUNITIES	29.87%	18.25%	15.32%

S&P 500 Index Benchmark (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
The Fund’s past performance is not a good predictor of the Fund’s future performance.
Visit www.MidasFunds.com for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics (as of December 31, 2025)

Fund’s net assets	$25,231,039

Total number of portfolio holdings	11

Portfolio turnover rate	5%

Total advisory fees paid	$202,740

Annual Shareholder Report	2	Midas Special Opportunities (Ticker: MISEX)

Midas Special Opportunities	December 31, 2025

Graphical Representation of Holdings (as of December 31, 2025)
The tables below show the investment make up of the Fund, representing percentage of total net assets of the Fund.

Top Ten Security Holdings	Percent of Total Net Assets	Sector Allocation	Geographical Allocation

Alphabet Inc. Class A	40%
Mastercard Incorporated Class A	23%
JPMorgan Chase & Co.	9%
AutoZone, Inc.	9%
Lam Research Corporation	8%
Williams-Sonoma, Inc.	7%
Berkshire Hathaway Inc. Class B	6%
QUALCOMM Inc.	3%
Essent Group Ltd.	3%
Interactive Brokers Group, Inc.	2%
Total	110%

The tables are shown with approximate percentages of net assets, are subject to change, and may not add up to 100% due to leverage, cash or other assets, rounding, and other factors. Allocations of less than 1% in the aggregate are not shown. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

Material Fund Changes
This is a summary of certain changes to the Fund since January 1, 2025. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by April 30, 2026 at www.MidasFunds.com or upon request at 800-400-6432.
Effective April 30, 2025, the Fund’s name changed from Midas Magic to Midas Special Opportunities.

Availability of Additional Information
You can find additional information on the Fund’s website at www.MidasFunds.com, including its:

●	prospectus

●	financial information

●	portfolio holdings

●	proxy voting information
You can also request this information by contacting us at 800‑400‑6432.

Annual Shareholder Report	3	Midas Special Opportunities (Ticker: MISEX)

Midas Special Opportunities	December 31, 2025

Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at 800‑400‑6432.

Annual Shareholder Report	4	Midas Special Opportunities (Ticker: MISEX)

Item 1(b):

Not applicable.

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be viewed on the registrant's website, www.MidasFunds.com, or a copy of the Code may be obtained free of charge by calling the registrant collect at 212-785-0900.

Item 3. Audit Committee Financial Expert.

   The registrant's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: Roger A. Atkinson, Jon Tomasson, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2025 - $51,050
2024 - $51,050

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES

2025 - $4,200
2024 - $4,200

Audit related  fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

TAX FEES

2025 - $10,000
2024 - $10,000

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are as follows:

ALL OTHER FEES

2025 - $0
2024 - $0

All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)
(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall consider for pre-approval any non-audit services proposed to be provided by the auditors to the registrant, and any non-audit services proposed to be provided by such auditors to the registrant’s investment manager and any service providers controlling, controlled by, or under common control with the registrant’s investment manager, if any, which have a direct impact on registrant operations or financial reporting.  In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of auditing, audit-related, non-audit related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, if such services fall within the de minimis exception under Section 10A of the Exchange Act of 1934, as amended.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $39,000 in 2024 and $39,000 in 2025.

(h)
The registrant's audit committee has determined that the provision of non-audit services that were rendered by the accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

   Not applicable because the registrant is not a "listed issuer" within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.

   Included as part of the financial statements filed under Item 7 of this Form.

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 7(a):

taitweller.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Midas Series Trust

Walpole, New Hampshire

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Midas Discovery and Midas Special Opportunities (the “Funds”), each a series of Midas Series Trust (the “Trust”), including the schedules of investments, as of December 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2025, the results of their operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the Funds in the Trust since 1989.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 23, 2026

MIDAS DISCOVERY

Schedule of Portfolio Investments

December 31, 2025

Shares		Value
Common Stocks (109.19%)
	Major Precious Metals Producers (20.00%)
30,000	Agnico Eagle Mines Limited	$5,085,900
68,500	Kinross Gold Corporation	1,928,960
18,000	Newmont Corporation	1,797,300

		8,812,160

	Intermediate Precious Metals Producers (69.64%)
35,000	Aura Minerals Inc.	1,764,525
300,000	B2Gold Corp.	1,353,000
98,000	DPM Metals Inc.	3,030,160
25,000	Eldorado Gold Corporation (a)	898,000
38,000	Endeavour Mining Corp.	1,957,367
319,554	Evolution Mining Limited	2,704,000
8,000	Franco-Nevada Corporation	1,658,240
150,000	IAMGOLD Corporation (a)	2,473,500
50,000	Lundin Gold Inc.	4,152,000
66,667	OceanaGold Corp.	1,889,960
373,000	Perseus Mining Ltd.	1,364,598
925,000	Resolute Mining Ltd. (a)	756,173
8,400	Royal Gold, Inc.	1,867,236
39,000	Torex Gold Resources Inc.	1,862,787
303,776	Vault Minerals Limited (a)	1,106,851
15,700	Wheaton Precious Metals Corp.	1,845,064

		30,683,461

	Junior Precious Metals Producers (13.51%)
52,500	G Mining Ventures Corp. (a)	1,587,431
47,500	McEwen Inc. (a)	879,225
54,000	Triple Flag Precious Metals Corp.	1,793,880
72,000	Victoria Gold Corp. (a) (b)	0
102,000	Wesdome Gold Mines Ltd. (a)	1,690,140

		5,950,676

	Other Natural Resources Companies (6.04%)
21,070	iShares Silver Trust (a)	1,357,329
3,290	SPDR Gold Trust (a)	1,303,860

		2,661,189

Total investments (Cost $21,413,163) (109.19%) (c)		48,107,486
Liabilities in excess of cash and other assets (-9.19%)		(4,047,746)

Net assets (100.00%)		$44,059,740

(a) Non-income producing.

(b) Illiquid security fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed a level 3 security.

(c) The Fund’s total investment portfolio value of $48,107,486 has been pledged as collateral for borrowings under the Fund’s credit agreement. The outstanding loan balance under the credit agreement was $3,953,000 as of December 31, 2025.

See notes to financial statements.

MIDAS SPECIAL OPPORTUNITIES

Schedule of Portfolio Investments

December 31, 2025

Shares		Value
Common Stocks (110.50%)
	Automotive Dealers and Gasoline Service Stations (8.67%)
645	AutoZone, Inc. (a)	$2,187,518

	Depository Institutions (8.68%)
6,800	JPMorgan Chase & Co.	2,191,096

	Electronic and Other Electrical Equipment and Components, except Computer Equipment (2.85%)
4,200	QUALCOMM Incorporated	718,410

	Fire, Marine & Casualty Insurance (5.98%)
3,000	Berkshire Hathaway Inc. Class B (a)	1,507,950

	Home Furniture, Furnishings, and Equipment Stores (7.08%)
10,000	Williams-Sonoma, Inc.	1,785,900

	Industrial and Commercial Machinery and Computer Equipment (8.14%)
12,000	Lam Research Corporation	2,054,160

	Insurance Carriers (4.34%)
10,000	Essent Group Ltd.	650,100
1,350	UnitedHealth Group Incorporated	445,648

		1,095,748

	Security and Commodity Brokers, Dealers, Exchanges, and Services (1.94%)
7,600	Interactive Brokers Group, Inc. Class A	488,756

	Service - Business Services (22.63%)
10,000	Mastercard Incorporated Class A	5,708,800

	Service - Computer Programming, Data Processing (40.19%)
32,400	Alphabet Inc. Class A	10,141,200

Total investments (Cost $3,652,419) (110.50%) (b)		27,879,538
Liabilities in excess of cash and other assets (-10.50%)		(2,648,499)

Net assets (100.00%)		$25,231,039

(a) Non-income producing.

(b) The Fund’s total investment portfolio value of $27,879,538 has been pledged as collateral for borrowings under the Fund’s credit agreement. The outstanding loan balance under the credit agreement was $2,560,700 as of December 31, 2025.

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	MIDAS DISCOVERY	MIDAS SPECIAL OPPORTUNITIES
Assets
Investments, at cost	$21,413,163	$3,652,419

Investments, at value	$48,107,486	$27,879,538
Cash	107	699
Receivables
Fund shares sold	67,052	100
Dividends	3,332	3,120
Interest	123	4
Prepaid expenses and other assets	41,206	15,592

Total assets	48,219,306	27,899,053

Liabilities
Credit agreement borrowing	3,953,000	2,560,700
Payables
Accrued expenses	81,655	60,964
Fund shares redeemed	52,425	60
Investment management fees	35,341	19,726
Administrative services	22,242	13,016
Distribution fees	8,833	5,619
Trustees	6,070	7,929

Total liabilities	4,159,566	2,668,014

Net assets	$44,059,740	$25,231,039

Shares outstanding, $0.01 par value	12,640,759	612,956

Net asset value, offering, and redemption price per share	$3.49	$41.16

Net assets consist of
Paid in capital	$65,957,191	$105,434
Distributable earnings	(21,897,451)	25,125,605

	$44,059,740	$25,231,039

See notes to financial statements.

STATEMENTS OF OPERATIONS

Year Ended December 31, 2025

	MIDAS DISCOVERY	MIDAS SPECIAL OPPORTUNITIES
Investment income
Dividends	$450,473	$170,290
Interest	525	261
Foreign tax withholding	(66,817)	—

Total investment income	384,181	170,551

Expenses
Investment management	251,429	202,740
Administrative services	131,290	111,150
Interest and fees on credit agreement	129,698	175,690
Transfer agent	110,840	46,885
Distribution	62,857	54,354
Auditing	41,675	35,490
Registration	38,309	21,609
Bookkeeping and pricing	36,220	33,534
Trustees	25,474	25,380
Shareholder communications	21,622	14,105
Legal	10,570	10,670
Custodian	9,125	7,300
Insurance	5,965	7,273
Other	1,181	1,877

Total expenses	876,255	748,057

Net investment loss	(492,074)	(577,506)

Net Realized and Unrealized Gain
Net realized gain (loss) on
Investments	2,856,985	898,502
Foreign currencies	(2,674)	—
Increase in unrealized appreciation on investments	22,149,302	5,606,140

Net realized and unrealized gain	25,003,613	6,504,642

Net increase in net assets resulting from operations	$24,511,539	$5,927,136

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 2025 and 2024

	MIDAS DISCOVERY			MIDAS SPECIAL OPPORTUNITIES
	2025		2024	2025	2024
Operations
Net investment loss	$(492,074	) $	(424,398)	$(577,506)	$(595,442)
Net realized gain	2,854,311		19,796	898,502	2,269,503
Net increase in unrealized appreciation	22,149,302		1,301,309	5,606,140	2,855,194

Net increase in net assets resulting from operations	24,511,539		896,707	5,927,136	4,529,255

Distributions to shareholders
Distributable earnings	—		—	(2,092,434)	(408,873)

Total distributions	—		—	(2,092,434)	(408,873)

Capital share transactions
Change in net assets resulting from capital share transactions	8,691,738		(1,314,422)	880,973	(1,130,048)
Redemption fees	79,845		17,860	270	12,171

Increase (decrease) in net assets resulting from capital share transactions	8,771,583		(1,296,562)	881,243	(1,117,877)

Total change in net assets	33,283,122		(399,855)	4,715,945	3,002,505

Net assets
Beginning of period	10,776,618		11,176,473	20,515,094	17,512,589

End of period	$44,059,740		$10,776,618	$25,231,039	$20,515,094

Capital share transactions were as follows:
Value
Shares sold	$28,545,254		$789,163	$89,890	$352,814
Shares issued on reinvestment of distributions	—		—	1,965,725	395,305
Shares redeemed	(19,853,516)		(2,103,585)	(1,174,642)	(1,878,167)

Net increase (decrease)	$8,691,738		$(1,314,422)	$880,973	$(1,130,048)

Number
Shares sold	12,228,481		688,431	2,265	11,649
Shares issued on reinvestment of distributions	—		—	47,390	11,425
Shares redeemed	(8,696,135)		(1,727,579)	(31,158)	(58,297)

Net increase (decrease)	3,532,346		(1,039,148)	18,497	(35,223)

See notes to financial statements.

STATEMENTS OF CASH FLOWS

Year Ended December 31, 2025

	MIDAS DISCOVERY	MIDAS SPECIAL OPPORTUNITIES
Cash flows from operating activities
Net increase in net assets resulting from operations	$24,511,539	$5,927,136
Adjustments to reconcile change in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long term investments	(17,111,849)	(1,328,746)
Proceeds from sales of long term investments	7,691,435	2,295,772
Unrealized appreciation of investments and foreign currencies	(22,149,302)	(5,606,140)
Net realized gain on sales of investments and foreign currencies	(2,854,311)	(898,502)
Net purchases of short term investments	(2,674)	—
Increase in interest receivable	(121)	—
Increase in dividend receivable	—	(360)
Increase in prepaid expenses and other assets	(4,797)	(618)
Decrease in accrued expenses	(4,194)	(10,733)
Increase in investment management fees payable	25,351	3,442
Increase (decrease) in administrative services payable	9,202	(9,155)
Increase in distribution fees payable	6,337	982
Increase in trustees payable	2,135	4,415

Net cash (used in) provided by operating activities	(9,881,249)	377,493

Cash flows from financing activities
Net shares sold (redeemed)	8,755,301	(1,084,482)
Credit agreement borrowing, net	1,125,800	833,700
Cash distributions paid to shareholders	—	(126,709)

Net cash provided by (used in) financing activities	9,881,101	(377,491)

Net change in cash	(148)	2

Cash
Beginning of period	255	697

End of period	$107	$699

Supplemental disclosure of cash flow information
Cash paid for interest on credit agreement	$116,242	$164,440
Non-cash financing activities herein consisted of:
Reinvestment of distributions	$—	$1,965,725

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Midas Discovery and Midas Special Opportunities (each individually, a “Fund,” and collectively, the “Funds”) are each a series of shares of Midas Series Trust (the “Trust”), a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the “Company Act”), as an open end management investment company. Each Fund is a distinct portfolio with its own investment objective and policies. The Trust retains Midas Management Corporation (the “Investment Manager”) as the investment manager of each Fund. The investment objectives of Midas Discovery are primarily capital appreciation and protection against inflation and, secondarily, current income. Under normal circumstances, in pursuit of its investment objectives, Midas Discovery’s investment strategy is to invest principally in (i) securities (e.g., common and preferred stocks, bonds, convertible securities, etc.) of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum, other precious metals, or other natural resources; and (ii) gold, silver, and platinum bullion and coins; provided, however, that the Fund may invest in any type of equity security (e.g., common and preferred stocks) and in companies of any size, industry or sector, including both domestic and foreign companies, that the Investment Manager believes may achieve the Fund’s investment objectives. The investment objective of Midas Special Opportunities is capital appreciation. Under normal circumstances, in pursuit of its investment objective, Midas Special Opportunities may invest in any security type (e.g., common and preferred stocks, bonds, convertible securities, etc.) and in companies of any size, industry, or sector, including both domestic and foreign companies.

Each Fund currently offers one class of shares. The Funds impose a short term trading redemption fee on any Fund shares that are redeemed or exchanged within 30 days following their purchase date. The redemption fee is 1% of the amount redeemed. Such fees are retained by the Funds for the benefit of the remaining shareholders and are accounted for as an addition to paid in capital.

Each Fund is an investment company and accordingly follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

The following summarizes the significant accounting policies of the Funds:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, a Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value (“NAV”). Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of a Fund. Although the Funds’ Board of Trustees (the “Board”) may choose to determine fair value in good faith for any or all fund investments by carrying out the required functions itself, pursuant to Rule 2a-5 under the Company Act, the Board currently has chosen to designate the performance of fair value determinations to a valuation designee, the Investment Manager, subject to the Board’s oversight, with respect to securities for which market quotations are not readily available and reliable and other assets, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Cash – Cash may include deposits allocated among banks insured by the Federal Deposit Insurance Corporation (“FDIC”) in amounts up to the insurance coverage maximum amount of $250,000. Cash may also include uninvested cash balances held by the Funds’ custodian.

Investments in Other Investment Companies – Each Fund may invest in shares of other investment companies such as closed end funds, exchange traded funds, and mutual funds (each, an “Acquired Fund”) in accordance with the Company Act and related rules. Shareholders in a Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to a Fund’s expenses. The expenses incurred by the Funds that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total return.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Forward Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by a Fund as an unrealized gain or loss. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably.

Derivatives – The Funds may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial contracts that derive their values from other securities or commodities, or that are based on indices. Derivatives are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of the asset underlying a contract, in which case the recognition of gain or loss is postponed until the disposal of the asset. The Funds risk loss if counterparties fail to meet the terms of the contract. Derivative contracts include, among other things, options, futures, forward currency contracts, and swap agreements.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as practicable after a Fund is notified. Taxes withheld on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed to have been incurred solely by a Fund are normally charged to that Fund in the entirety. Expenses deemed to have been incurred jointly by a Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, or other related entities, are generally allocated based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. At the time a shareholder purchases Fund shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to the shareholder of such amounts, although constituting a return of the shareholder’s investment, would be taxable, unless the shareholder is investing through a tax deferred retirement account, such as an IRA. Buying Fund shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” To avoid buying a dividend, check the Funds’ distribution schedule before you invest. In addition, the NAV of a Fund may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to shareholders. On the date that distributions of net investment income and net realized capital gains are paid, the Fund’s NAV will decrease by the per share amount of the distribution paid.

Income Taxes – No provision has been made for U.S. income taxes because each Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “IRC”), and to distribute to its shareholders substantially all of its taxable income and net realized gains. Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Each Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2022-2024) or expected to be taken in the Funds’ 2025 tax returns.

Each Fund may be subject to foreign taxation related to certain securities held by a Fund, income received, capital gains on the sale of securities, and currency transactions. Foreign taxes, if any, are recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. When a capital gain tax is determined to apply, a Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Funds adopted the Financial Accounting Standards Board Accounting Standards Update 2023-09, Income Taxes (Topic 740) Improvements to Income Tax Disclosures during the period ended December 31, 2025. Adoption of the new standard did not materially impact the Fund’s financial statement disclosures, financial position, or results of operations.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

The Trust has retained the Investment Manager pursuant to an investment management agreement that provides for a management fee payable monthly and based on the average daily net assets of each Fund. With respect to Midas Discovery, the annual management fee is 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion, and .75% over $1 billion. With respect to Midas Special Opportunities, the annual management fee is 1% on the first $10 million, .875% from $10 million to $30 million, .75% from $30 million to $150 million, .625% from $150 million to $500 million, and .5% over $500 million.

The Trust, on behalf of each Fund, has adopted a plan of distribution pursuant to Rule 12b-1 under the Company Act. Under the plan and a related distribution agreement, each Fund pays the distributor, Midas Securities Group, Inc. (the “Distributor”), an affiliate of the Investment Manager, a fee at the annual rate of 0.25% based on the average daily net assets of each Fund for distribution and shareholder services and other activities and expenses primarily intended to result in the sale of the Funds’ shares. In addition, Midas Discovery and Midas Special Opportunities each reimbursed the Distributor $23,830 and $3,033, respectively, for payments made to certain brokers for record keeping, administrative, and similar services for the year ended December 31, 2025.

Certain officers and trustees of the Trust are officers and directors of the Investment Manager and the Distributor.

Pursuant to the investment management agreement, the Funds reimburse the Investment Manager for providing, at cost, certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2025, the Funds reimbursed such costs as follows:

	MIDAS DISCOVERY	MIDAS SPECIAL OPPORTUNITIES
Compliance	$70,805	$59,330
Accounting	60,485	51,820

	$131,290	$111,150

Each trustee of the Trust who is not an employee of the Investment Manager or its affiliates is compensated by the Funds. These trustees receive fees for service as a trustee from the Funds and the other funds of which they are a director or trustee and for which the Investment Manager or its affiliates serve as investment manager. In addition, trustee out-of-pocket expenses are allocated to each such Fund based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management. Expenses deemed to have been incurred solely by a Fund are normally charged to such Fund in the entirety.

The Funds leased storage from an affiliate at a cost of $24 and $18 for Midas Discovery and Midas Special Opportunities, respectively.

3. DISTRIBUTABLE EARNINGS

The tax character of distributions paid are summarized as follows:

	MIDAS DISCOVERY		MIDAS SPECIAL OPPORTUNITIES
	Year Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Long term capital gains	$—	$—	$2,092,434	$408,873
Ordinary income	—	—	—	—

Total	$—	$—	$2,092,434	$408,873

As of December 31, 2025, the components of distributable earnings (deficit) on a tax basis were as follows:

	MIDAS DISCOVERY	MIDAS SPECIAL OPPORTUNITIES
Undistributed long term capital gains	$—	$898,486
Accumulated net realized loss on investments	(48,591,774)	—
Unrealized appreciation on investments and foreign currencies	26,694,323	24,227,119

Total	$(21,897,451)	$25,125,605

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

GAAP requires certain components related to permanent differences of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or NAV per share. These differences, which may result in distribution reclassifications, are primarily due to net operating losses.

As of December 31, 2025, the Funds recorded the following financial reporting reclassifications to the net asset accounts to reflect those differences.

	MIDAS DISCOVERY	MIDAS SPECIAL OPPORTUNITIES
Distributable earnings	$500,131	$577,506
Paid in capital	$(500,131)	$(577,506)

As of December 31, 2025, Midas Discovery had a net capital loss carryover of $48,591,774, comprised of $98,340 of short term losses and $48,493,434 of long term losses which may be carried forward indefinitely. Midas Discovery utilized $2,861,345 of capital loss carryover during the year ended December 31, 2025.

4. VALUE MEASUREMENTS

A hierarchy established by GAAP prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.
•

Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 - unobservable inputs for the asset or liability including a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities (Common and Preferred Stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded, and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Illiquid Securities – Illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as described above. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2025 in valuing each Fund’s assets. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.

MIDAS DISCOVERY	Level 1	Level 2	Level 3	Total
Common stocks	$48,107,486	$—	$0	$48,107,486

Total investments, at value	$48,107,486	$—	$0	$48,107,486

MIDAS SPECIAL OPPORTUNITIES	Level 1	Level 2	Level 3	Total
Common stocks	$27,879,538	$—	$—	$27,879,538

Total investments, at value	$27,879,538	$—	$—	$27,879,538

The following is a reconciliation of level 3 assets:

MIDAS DISCOVERY
Balance at December 31, 2024	$0
Transfers in (out)	—
Change in unrealized depreciation	—

Balance at December 31, 2025	$0

Net change in unrealized depreciation attributable to assets held as level 3 at December 31, 2025	$—

The Funds have adopted a policy of recording transfers of investment securities between the different levels in the fair value hierarchy as of the end of the quarter.

The Investment Manager, under the direction of the Funds’ Board, considers various valuation approaches for valuing assets categorized within level 3 of the fair value hierarchy. The factors used in determining the value of such assets may include, but are not limited to: the discount applied due to the private nature of the asset; the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; or an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is normally reported to the Funds’ Board.

The following table presents additional information about valuation methodologies and inputs used for assets that are measured at fair value and categorized as level 3 as of December 31, 2025:

MIDAS DISCOVERY	Fair Value	Valuation Technique	Unobservable Input	Range
Common stocks
Junior Precious Metals Producers	$0	Fair market value - assumed assumptions	Discount rate due to lack of marketability	100%

5. INVESTMENT TRANSACTIONS

As of December 31, 2025, for federal income tax purposes, the aggregate cost, gross unrealized appreciation (depreciation), and net unrealized appreciation of investments are summarized in the following table:

		Gross Unrealized
	Federal Income Tax Cost	Appreciation	Depreciation	Net Unrealized Appreciation
Midas Discovery	$21,413,163	$27,347,313	$(652,990)	$26,694,323
Midas Special Opportunities	$3,652,419	$24,227,119	$—	$24,227,119

Purchases and proceeds from sales or maturities of investment securities, excluding short term securities, for the year ended December 31, 2025, were as follows:

	MIDAS DISCOVERY	MIDAS SPECIAL OPPORTUNITIES
Purchases	$17,111,849	$1,328,746
Proceeds	$7,691,435	$2,295,772

6. CREDIT AGREEMENT

The Funds entered into a revolving credit agreement and other related agreements (collectively, as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) with The Huntington National Bank (“HNB”), each Fund’s custodian, under which HNB may make loans to the Funds in such amounts as the Funds may from time to time request. The maximum loan amount under the Credit Agreement is the lesser of: (i) $9,000,000 and $6,000,000 for Midas Discovery and Midas Special Opportunities, respectively, or (ii) 30% of a Fund’s daily market value, which market value may be decreased by the exclusion of certain Fund assets or asset classes, as HNB may decide from time to time in its sole discretion. Each Fund pledges its securities and other assets as collateral to secure its obligations under the Credit Agreement and each Fund retains the risks and rewards of the ownership of such securities and other assets pledged.

Borrowings under the Credit Agreement bear an interest rate per annum to be applied to the principal balance outstanding, from time to time, equal to the Term Secured Overnight Financing Rate (SOFR) plus 1.28%. An unused fee is charged equal to 0.125% per annum of the daily excess of the maximum loan amount over the outstanding principal balance of the loan. The Funds were charged origination fees and expenses of $12,302 for Midas Discovery and $10,549 for Midas Special Opportunities upon the renewal of the Credit Agreement and such costs are amortized ratably through June 10, 2026, the maturity date of the Credit Agreement.

The outstanding loan balance as of December 31, 2025, and the average daily amount outstanding, maximum amount outstanding, and weighted average interest rate related to the borrowings under the Credit Agreement for the year ended December 31, 2025, were as follows:

	MIDAS DISCOVERY	MIDAS SPECIAL OPPORTUNITIES
Outstanding loan balance	$3,953,000	$2,560,700
Average daily amount outstanding	$2,068,611	$2,941,021
Maximum amount outstanding	$4,208,272	$4,348,800
Weighted average interest rate	5.62%	5.59%

7. PORTFOLIO CONCENTRATION

Each Fund operates as a “non-diversified” investment company under the Company Act, which means that the portion of a Fund’s assets that may be invested in the securities of a single issuer and the amount of the outstanding voting securities of a particular issuer held by a Fund are not limited by the Company Act. Each Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the IRC, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of a Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause a Fund’s NAV to be more volatile and thus may subject shareholders to more risk.

8. CONTINGENCIES

The Funds indemnify officers and trustees for certain liabilities that might arise from the performance of their duties for the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Funds under circumstances that have not occurred.

9. RISKS AND UNCERTAINTIES

An Investment in a Fund is Not a Bank Deposit – An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Investing in a Fund is not a complete investment program and you could lose money by investing in a Fund.

Non-Diversification - Each Fund is non-diversified, which means that it is not limited by the Company Act in the proportion of its assets that may be invested in the securities or obligations of a single issuer. As a result, a Fund may hold a smaller number of issuers than if it were diversified. Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in a Fund’s total returns.

Leverage – Each Fund may use leverage to the extent permitted under the Company Act. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s investments. Money a Fund borrows for leveraging is limited to 33 1/3% of the value of the Fund’s total assets. These borrowings would be subject to interest costs that may or may not be offset by income or capital gain from the securities purchased. There can be no assurance that the Fund’s use of leverage will be successful.

Foreign Investments – Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in the securities of domestic issuers. Foreign companies are not generally subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies. Additionally, there may be less publicly available information about a foreign company than a U.S. company. Investments in foreign securities could expose a Fund to the direct or indirect consequences of political, social, or economic changes in the foreign countries where those securities are issued or in which the issuers are located. With respect to certain foreign countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of a Fund held in custody in those foreign countries. If the value of any foreign currency in which a Fund’s investments are denominated declines relative to the U.S. dollar, the value of a Fund’s investments is expected to decline proportionately. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. A Fund may experience higher levels of each of these risks by investing in emerging (less developed) markets. Further, geopolitical events may cause market disruptions. For example, the range of long-term political, regulatory, economic and market outcomes in the wake of the United Kingdom’s withdrawal from the European Union remain difficult to predict. Ongoing armed conflict in Europe and in the Middle East may cause continued volatility in the securities markets, which could negatively impact a Fund.

Short Selling, Options, and Futures Transactions. Each Fund may engage in short selling, options, and futures transactions to increase returns. There is a risk that these transactions may reduce a Fund’s returns or increase volatility. A Fund may incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased, plus any premiums or interest paid to the third party. Because a Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. Derivatives also may be subject to certain other risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. A small investment in certain derivatives could have a potentially large impact on a Fund’s performance.

Sector Risk – To the extent a Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector to a greater extent than if the Fund’s investments were diversified across different sectors.

Growth Securities Risk - Each Fund may invest in companies that the Investment Manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other securities and may involve special risks. If the Investment Manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, thereby reducing a Fund’s returns. In addition, because different types of securities tend to shift in and out of favor depending on market and economic conditions, “growth” securities may perform differently from the market as a whole and other types of securities.

Small Capitalization - Each Fund may invest in companies that are small or thinly capitalized and may have a limited operating history. Investments in small capitalization companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable to adverse business or economic developments than stocks of larger companies. The securities of small capitalization companies generally are less liquid and have narrower product lines, more limited financial resources, and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies. During broad market downturns, a Fund’s NAV may fall further than those of funds investing in larger companies. Full development of small capitalization companies takes time, and for this reason, among others, a Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Medium and Large Capitalization - Compared to small capitalization companies, medium and large capitalization companies may be less responsive to business changes and opportunities. At times, the stocks of large capitalization companies may lag other types of stocks in performance. Compared to large capitalization companies, medium capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Pricing - Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from a Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, a Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Security Selection - The securities selected for a Fund’s portfolio may decline in value. The Investment Manager could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities, or other matters. As a result, a Fund may underperform the markets, its benchmark index or other funds with the same objective or in the same asset class.

Active Trading - Each Fund may trade securities actively. This strategy could increase transaction costs, reduce performance, and result in increased taxable distributions, which could lower a Fund’s after tax performance.

Cybersecurity Risk – With the widespread use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks. Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their respective NAVs, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Market Risk – The market risks associated with investing in a Fund are those related to fluctuations in the value of the investments in a Fund’s portfolio. A risk of investing in stocks and other instruments is that their value will go up and down, sometimes rapidly and unpredictably, reflecting overall economic conditions and other factors and you could lose money. A Fund may invest in emerging companies, such as start-ups and spin-offs, and special situations, which include companies undergoing unusual or possibly one time developments such as reorganizations or liquidations. These investments may involve above average market price volatility and greater risk of loss. Certain unanticipated events, such as natural disasters, terrorism, war, and other geopolitical events, can have a dramatic adverse effect on the investments held by a Fund.

Recent Market Events – U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including elevated inflation levels and wars in Europe and the Middle East. Uncertainties regarding the levels, political events, potential trade restrictions and tariffs, global geopolitical conflicts, and the possibility of a national or global recession have also contributed to market volatility.

Investments in Gold, Silver, Platinum, and Other Precious Metals – Investment in gold, silver, platinum, and other precious metals are considered speculative. Midas Discovery’s investments can be significantly affected by developments in the precious metals industry and are linked to the prices of gold, silver, platinum, and other precious metals. These prices can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum, or other precious metals could have a substantial effect on supply and demand in countries throughout the world. Additionally, the majority of such producers are domiciled in a limited number of countries. Moreover, under the federal tax law, to qualify as a regulated investment company (a “RIC”), Midas Discovery may not earn more than 10% of its annual gross income from gains resulting from selling precious metals and certain other non-securities related sources. Accordingly, Midas Discovery may be required to hold precious metals or securities, sell them at a loss, or sell them at a gain, when, for investment reasons, Midas Discovery would not otherwise do so.

Natural Resources Companies – Midas Discovery is subject to the risks specific to Natural Resource Companies. The profitability of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum, other precious metals, or other natural resources (“Natural Resources Companies”) can be significantly affected by the supply of and demand for the produced commodities and related services, exploration and production spending and success, government regulations and taxes, international political developments (including outbreaks of war or other hostilities and trade sanctions), and general economic conditions. The operations and financial performance of Natural Resources Companies may be directly affected by the prices of the produced commodities, especially those Natural Resources Companies whose reserves of the commodities are significant assets. The value of securities issued by Natural Resources Companies may also be affected by changes in overall market movements, changes in interest rates, inflation rates, or investor expectations concerning such rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels, and international economic, political, and regulatory developments. In addition, companies in the natural resources industry may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. It is possible that the performance of securities of Natural Resources Companies may lag the performance of other industries or the broader market as a whole. The prices of Natural Resources Company stocks may exhibit greater price volatility than other types of stocks.

Depletion and Exploration Risk – Midas Discovery is subject to the risks related to depletion and exploration with respect to Natural Resource Companies. To maintain or increase their revenue level, Natural Resources Companies or their customers need to maintain or expand their reserves and production through exploration, development, acquisitions, or other methods. The financial performance of Natural Resources Companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively expand reserves or production sufficiently to replace current depletion.

Precious Metals Mining Company Risk – The profitability of companies involved in precious metals mining and related activities is significantly affected by changes in the market prices of precious metals. Precious metals mining companies also face risks related to their operations that may affect overall profitability. These risks include the uncertainty and cost of mineral exploration and acquisitions and the uncertainties and unexpected problems and delays in developing mines. In addition, the business of precious metals mining is subject to numerous risks that could adversely impact such companies. These risks include environmental hazards, industrial accidents, underground fires, labor disputes, unexpected geological formations, availability of appropriately skilled persons, unanticipated ground and water conditions, fall of ground accidents, legal and regulatory restrictions, and seismic activity.

Climate Change Risk – Midas Discovery is subject to the special risks associated with climate change. Weather may play a role in the cash flows of the Natural Resources Companies in which Midas Discovery invests. Although many of the companies in the natural resources industry can reasonably predict seasonal weather patterns, extreme weather conditions, such as those that may result from climate change, are unpredictable. The damage done by extreme weather could adversely affect the financial condition of Natural Resources Companies. Additionally, new or strengthened regulations or legislation could increase the operating costs and/or decrease the revenues of Natural Resources Companies.

Concentration – Midas Discovery is subject to industry concentration risk, which is the risk that Midas Discovery’s performance can be significantly affected by economic, market, political or regulatory occurrences affecting Natural Resources Companies.

In-Kind Redemptions– Midas Discovery may require redeeming shareholders to accept readily tradable gold, silver, platinum, or other precious metals bullion, coins, exchange-traded fund shares, or other Fund holdings in complete or partial payment of redemptions.

MIDAS DISCOVERY

Financial Highlights

	For the Year Ended December 31,
	2025	2024		2023		2022		2021
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$1.18	$1.10		$1.12		$1.26		$1.56
Income (loss) from investment operations:
Net investment loss (1)	(0.04)	(0.04)		(0.03)		(0.02)		(0.03)
Net realized and unrealized gain (loss) on investments	2.34	0.12		0.01		(0.12)		(0.27)

Total from investment operations	2.30	0.08		(0.02)		(0.14)		(0.30)

Paid-in capital from redemption fees	0.01	—	*	—	*	—	*	—	*

Net asset value, end of period	$3.49	$1.18		$1.10		$1.12		$1.26

Total Return	195.76%	7.27%		(1.79)%		(11.11)%		(19.23)%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$44,060	$10,777		$11,176		$12,100		$13,967
Ratio of total expenses to average net assets (2)	3.47%	5.98%		5.11%		4.25%		3.83%
Ratio of net investment loss to average net assets	(1.95)%	(3.75)%		(2.99)%		(2.16)%		(1.91)%
Portfolio turnover rate	28%	5%		18%		19%		1%

(1) Average shares outstanding during the period are used to calculate per share data.

(2) The ratio of net expenses excluding loan interest and fees from the use of leverage to average net assets was 2.96%, 4.39%, 4.22%, 4.07%, and 3.45%, for the years ended December 31, 2025, 2024, 2023, 2022, and 2021, respectively.

* Less than $0.005 per share.

See notes to financial statements.

MIDAS SPECIAL OPPORTUNITIES

Financial Highlights

	For the Year Ended December 31,
	2025		2024	2023	2022	2021
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$34.51		$27.81	$21.41	$29.40	$22.74
Income (loss) from investment operations:
Net investment loss (1)	(1.00)		(0.98)	(0.94)	(0.63)	(0.58)
Net realized and unrealized gain (loss) on investments	11.34		8.36	7.92	(6.26)	9.29

Total from investment operations	10.34		7.38	6.98	(6.89)	8.71

Paid-in capital from redemption fees	—	*	0.02	0.02	0.02	—	*

Less distributions:
Realized gains	(3.69)		(0.70)	(0.60)	(1.12)	(2.05)

Net asset value, end of period	$41.16		$34.51	$27.81	$21.41	$29.40

Total Return	29.87%		26.61%	32.70%	(23.38)%	38.29%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$25,231		$20,515	$17,513	$15,451	$21,346
Ratio of total expenses to average net assets (2)	3.44%		3.77%	4.69%	3.59%	2.95%
Ratio of net investment loss to average net assets	(2.65)%		(3.05)%	(3.84)%	(2.53)%	(2.06)%
Portfolio turnover rate	5%		3%	6%	24%	23%

(1) Average shares outstanding during the period are used to calculate per share data.

(2) The ratio of net expenses excluding loan interest and fees from the use of leverage to average net assets was 2.63%, 3.05%, 3.20%, 3.02%, and 2.73%, for the years ended December 31, 2025, 2024, 2023, 2022, and 2021, respectively.

* Less than $0.005 per share.

See notes to financial statements.

Item 7(b): Financial Highlights are included within the financial statements under Item 7(a) above.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There were no such changes or disagreements with accountants.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

No such matters were submitted during the period covered by the report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The aggregate remuneration paid by the registrant during the period covered by the report to:

Item 10(1): All directors and all members of any advisory board for regular compensation: Included herein under Item 7.

Item 10(2): Each director and each member of an advisory board for special compensation: Included herein under Item 7.

Item 10(3): All officers: Russell Kamerman, Chief Compliance Officer, Secretary, and General Counsel: $70,372

This amount represents the portion of Mr. Kamerman’s compensation that the investment manager of the registrant received as reimbursements from the registrant for the provision of Mr. Kamerman’s services at cost.

Item 10(4): Each person of whom any officer or director of the Fund is an affiliated person: Included herein under Item 7 in note 2 of the financial statements.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable during the Fund's most recent fiscal half-year.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies..

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies..

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")), are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)
Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2). Attached hereto as Exhibit 99.CERT.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in the registrant’s independent public accountant. Not applicable.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

February 24, 2026	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President and Chief Executive Officer

February 24, 2026	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

February 24, 2026	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President and Chief Executive Officer

February 24, 2026	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer